UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2023
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 2 (this “Amendment”) to the Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission by GRI Bio, Inc. (formerly known as Vallon Pharmaceuticals, Inc. or the “Company” or “Vallon”) on April 21, 2023 (the “Original Report”), in which the Company reported, among other events, the closing of the Merger (as defined below) on April 21, 2023 (the “Closing Date”), pursuant to which, among other matters, Vallon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Vallon, merged with and into GRI Operations, Inc., formerly known as GRI Bio, Inc., a Delaware corporation (“GRI”), with GRI continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).
This Amendment does not amend any other items of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report and is being filed solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Report. The information previously reported in or filed with the Original Report is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.
The unaudited interim financial statements of GRI as of and for the three months ended March 31, 2023 and 2022 and the audited financial statements of GRI for the years ended December 31, 2022 and 2021 and the related notes thereto are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. Also filed herewith as Exhibit 99.3 and incorporated herein by reference is GRI’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2023 and 2022.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of Vallon and GRI as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 and the related notes thereto are filed herewith as Exhibit 99.4 and are incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Sadler, Gibb and Associates, LLC.
99.1	Unaudited interim financial statements of GRI as of and for the three months ended March 31, 2023 and 2022.
99.2	Audited financial statements of GRI for the years ended December 31, 2022 and 2021.
99.3	GRI's Management Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2023 and 2022.
99.4	Unaudited pro forma condensed combined financial information of Vallon and GRI as of and for the three months ended March 31, 2023 and the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2023	GRI Bio, Inc.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer